                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D. C. 20549
                           __________________________

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934
                            _________________________

         Date of Report (Date of earliest event reported): June 21, 2004

                          MERRILL LYNCH DEPOSITOR, INC.
                  (ON BEHALF OF INDEXPLUS TRUST SERIES 2003-1)
             (Exact name of registrant as specified in its charter)

          DELAWARE               001-31941               13-3891329
      (State or other          (Commission           (I. R. S. Employer
      jurisdiction  of          File Number)         Identification No.)
       incorporation)

                WORLD FINANCIAL CENTER,                    10080
                  NEW YORK, NEW YORK                    (Zip Code)
                 (Address of principal
                  executive offices)
                           __________________________

       Registrant's telephone number, including area code: (212) 449-1000

                  INFORMATION TO BE INCLUDED IN REPORT


ITEM 1.           CHANGES IN CONTROL OF REGISTRANT

                  None.

ITEM 2.           ACQUISITION OF DISPOSITION OF ASSETS

                  None.

ITEM 3.           BANKRUPTCY OR RECEIVERSHIP

                  None.

ITEM 4.           CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

                  Not Applicable.

ITEM 5.           OTHER EVENTS

          99.1 Distribution to holders of the INDEXPLUS Trust Series 2003-1 on June 21, 2004.

                           For information with respect to the underlying
                  securities held by INDEXPLUS Trust Series 2003-1, please refer to the respective periodic reports, including annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K and other information on file with the Securities and Exchange Commission (the "SEC") of: The Boeing Company (Commission file number 001-00442); Citigroup Inc. (Commission file number 001-09924); Credit Suisse First Boston (USA), Inc. (Commission file number 001-06862); DaimlerChrysler North America Holding Corporation (Commission file number 333-13160); DaimlerChrysler AG (Commission file number 001-12356); Ford Motor Company (Commission file number 001-03950); General Electric Capital Corporation (Commission file number 001-06461); General Motors Acceptance Corporation (Commission file number 001-03754); The Goldman Sachs Group, Inc. (Commission file number 001-14965); Johnson & Johnson (Commission file number 001-03215); The May Department Stores Company (New York) (Commission file number 333-42940); The May Department Stores Company (Delaware) (Commission file number 001-00079); Time Warner Inc. (Commission file number 001-15062); Time Warner Companies, Inc. (Commission file number 001-08637); Turner Broadcasting System, Inc. (Commission file number 001-08911); United States Department of Treasury; Valero Energy Corporation (Commission file number 001-04718); Verizon Communications Inc. (Commission file number 001-08606); Verizon Global Funding Corp. (Commission file number 333-73612); Viacom Inc. (Commission file number 001-09553); Viacom International Inc. (Commission file number 001-15153) and Weyerhaeuser Company (Commission file number 001-04825). You can read and copy these reports and other information at the public reference facilities maintained by the SEC at Room 1024, 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain copies of this material for a fee by writing to the SEC's Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549. You may obtain information about the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You can also access some of this information electronically by means of the SEC's website on the Internet at http://www.sec.gov, which contains reports, proxy and information statements and other information that the underlying securities issuer has filed electronically with the SEC.

                           Although we have no reason to believe the information
                  concerning the underlying securities or the underlying securities issuers contained in the underlying securities issuers' Exchange Act reports is not reliable, neither the depositor nor the trustee participated in the preparation of such documents or made any due diligence inquiry with respect to the information provided therein. No investigation with respect to the underlying securities issuers (including, without limitation, no investigation as to their financial condition or creditworthiness) or of the underlying securities has been made. You should obtain and evaluate the same information concerning the respective underlying securities issuers as you would obtain and evaluate if you were investing directly in the respective underlying securities or in other securities issued by the respective underlying securities issuers. There can be no assurance that events affecting the respective underlying securities or the respective underlying securities issuers have not occurred or have not yet been publicly disclosed which would affect the accuracy or completeness of the publicly available documents described above.

ITEM 6.           RESIGNATION OF REGISTRANT'S DIRECTORS

                  Not Applicable.

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

                  (a) Financial statements of business acquired.

                      Not Applicable.

                  (b) Pro forma financial information.

                      Not Applicable.

                  (c) Exhibits.

                  99.1 Trustee's report in respect of the June 21, 2004 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.

ITEM 8.           CHANGE IN FISCAL YEAR

                  None.

ITEM 9.           REGULATION FD DISCLOSURE

                  None.

ITEM 10. AMENDMENTS TO THE REGISTRANT'S CODE OF ETHICS, OR WAIVER OF A PROVISION OF THE CODE OF ETHICS

                  None.

ITEM 11.          TEMPORARY SUSPENSION OF TRADING UNDER REGISTRANT'S EMPLOYEE
                  BENEFIT PLANS

                  Not Applicable.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  Not Applicable.

                                          SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                          MERRILL LYNCH DEPOSITOR, INC.

         Date: 6/28/04                      By:      By:      /s/ Brian Barrett
                                                              -----------------
                                                     Name:    Brian Barrett
                                                     Title:   President


                                            EXHIBIT INDEX


                  99.1 Trustee's report in respect of the June 21, 2004 distribution to holders of the INDEXPLUS Trust Certificates Series 2003-1.